May 23, 2006

Mr. Larry Kristof, President
Lexington Energy Services Inc.
Suite 1209 207 West Hastings
Vancouver, B.C. V6B 1H7
(604) 899-4550 Office
(604) 899-4530 Fax

SALES INVOICE
New 2006 Versa-Drill V-1555
Manufactured by Laibe Corporation

2006 Versa-Drill V-1555 (Serial Number -1202 ), mounted on a 2006 Peterbilt Model 357 (VIN – 1NP-AL40X-0-6D886718) 6X4 carrier, 234” wheel base, powered by a Cummins ISX diesel engine (565HP), Fuller (Model RTL018913A) thirteen (13) speed transmission, 22,000 lb. front axle, 46,000 lb. rear tandem axles with driver controlled main locking differentials, total 68,000 lb. GVWR, 100 gallon aluminum fuel tanks, Jacobs engine break, engine block heater-Inline, AM/FM Radio w/ Cassette Player and air conditioning.

Drill Specifications

Power
Distribution:	Drill / Truck single power source with exclusive Versa-Drill power distribution gearbox / pump drive, provides direct coupled thru-drive to power rig hydraulics and Ingersoll-Rand screw air compressor.

Derrick:	10” x 16” tubular construction, 36.5 ft. overall length, 36 ft. overall head travel and patented no load derrick. Custom cylinders and derrick, cylinder contact supplied by Lexington Energy.

Feed System:	Direct cylinder Driven Feed System (Patented) with 55,000 lbs. pullback / 31,500 lbs. pulldown

Standard
Top Head:	High Performance 3-Speed Top Head w/ 2 ½” bore hole:
	High Torque	8,100 ft.-lb. @ 132 RPM
	Mid Torque	6,200 ft.-lb. @ 173 RPM
	Low Torque	4,280 ft.-lb. @ 250 RPM

Control Panel:	Electric over hydraulic console control panel with functionally grouped gauges and controls with fold up aluminum driller platform.

Leveling Jacks:	Four (4) hydraulic leveling jacks, 48” stroke on all.

Centralizer Table:	Retractable hydraulic split centralizer table including hydraulic break out wrench and holding wrench. Opening will accommodate 16” casing.

Carousel:	Delete

Rod Box:	Delete

Main Winch &
Jib Boom:	Hydraulic powered 18,000 lb. main winch, includes hydraulic jib boom with 180° radius swing and 40” extension.

Night Lighting
System:	Functionally arranged halogen night lights (7 total)

Standard

Tool Boxes:	Delete

Rig Color:	White Chassis and customer specified blue rig

Customer Extra’s:	1.	Wire line winch w/ 2,000’ of Swaged cable 2-3,000 lb. capacity, mounted visual to driller.
	2.	13 ¼” Table opening w/ custom bushings
	3.	Auxiliary hydraulics w/ quick disconnects and variable control mounted at drillers stand in back plate of deck (15 gpm / 2,500 psi)
	4.	Swivel – KING Swivel w/ 3,000 psi rating (2.5BL)
	5.	Top head with dual slide capability, must clear each direction no less that 8” off center.
	6.	Manual swing jib w/ cylinder and sheave and cable w/ 3-4’ travel, to be used for spinner or power tongs capable of maximum 2,500 lb. load capacity.
	7.	Increase top head torque as much as possible (staying within maximum specification.
	8.	3” plumbing w/ 3,000 psi (6,000 test)
	9.	Additional Peterbilt fuel tank mounted on driver side of truck, match the standard tank provided. ON / OFF Road fuel set up needs to be plumbed with “t’s” and independent ball valves
	10.	Feed System needs to be re-plumbed to meet 188 fpm UP / 279 fpm DOWN.
	11.	Dual filter system on hydraulics
	12.	Provide hydraulics w/ variable controls and mount customer supplied mud pumps.
	13.	For future option of 45’ casing “stinger”, provide a locking mechanism on the feed system.

Tooling:	Not Included

Start-Up Period:	Up to Two (2) days with qualified Versa-Drill Start-Up Technician, No charge on labor, expenses, etc.

Pick-up / Delivery
Options:
Customer pick-up upon rig completion at Laibe Corporation in Indianapolis, Indiana. All rig sales outside the United States require customer pickup.

Payment:	Full payment due prior to rig leaving Laibe Corporation in Indianapolis, Indiana USA.

Truck / Rig Price:	$ 578,980.00	As listed above
Deposit	$ 50,000.00	Received on May 22, 2006
Total Due	$ 528,980.00	FOB Indianapolis, Indiana / Sales Tax Not
Included / No Trade-in Allowance

I agree to the aforementioned options listed above, terms, conditions and pricing:

Company
Name:                _______________________

Signature:        _______________________     Printed: ____________________

Date:                 _______________________

Amount of
Deposit Check
(enclosed):              $50,000.00 Received 5/22/06

Thank you for the opportunity! Please call me with any questions; I can be reached at (800) 942-3388 or on my cellular phone (317) 695-0728.

Sincerely,

James R. Hopkins, President & CEO
Laibe Corporation
 jhopkins@laibecorp.com